                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549

                      ------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                                   FORM 8-K/A


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                  June 7, 1994


                      WESTERN INVESTMENT REAL ESTATE TRUST
- - -------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

CALIFORNIA                               0-2809                 94-6100058
- - -------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)          Identification No.)

3450 CALIFORNIA STREET, SAN FRANCISCO, CA                        94118
- - ----------------------------------------------         ------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number
including area code:                                         (415) 929-0211
- - ----------------------------------------------         ------------------------

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The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Report on Form 8-K, dated June 7, 1994, as set forth in the pages attached hereto:

ITEM 7. FINANCIAL STATEMENT PRO FORMA FINANCIAL INFORMATION AND EXHIBITS is supplemented by the following:

     MISSION RIDGE PLAZA (MANTECA, CALIFORNIA); NORTHRIDGE PLAZA (FAIR OAKS, CALIFORNIA), AND LAGUNA 99 PLAZA (ELK GROVE, CALIFORNIA)

     Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 1993 (see attachment).

     Estimated Taxable Operating Results and Cash to be Made Available by Operations for the Year Ended December 31, 1993 (see attachment).

     Pro forma Financial Information (see below).

     PRO FORMA FINANCIAL INFORMATION - MISSION RIDGE PLAZA, NORTHRIDGE PLAZA AND LAGUNA 99 PLAZA

     In lieu of pro forma financial statements, the following narrative describes the pro forma financial statement effects resulting from the Registrant's acquisition of Mission Ridge Plaza, Northridge Plaza and Laguna 99 Plaza.

     Had this transaction taken place as of January 1, 1993, certain pro forma effects would have been reflected in the statement of operations of the Registrant for the year ended December 31, 1993. Rent and other revenues would have been increased by $2,895,000; depreciation expense would have been increased by $905,000; operating expense would have been increased by $214,000; and other interest expense would have been increased by $2,214,000. Net income reported for that period would have been decreased by $438,000. Net income per share for 1993 of $0.70 would have decreased to $0.67 based on 16,548,198 weighted average number of shares outstanding.


                                        2
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     Had this transaction taken place as of January 1, 1994, certain pro forma effects would have been reflected in the statement of operations of the Registrant for the six months ended June 30, 1994. Rent and other revenues would be increased by $1,234,000; depreciation expense would have been increased by $379,000; operating expenses would have been increased by $113,000; other interest expense would have been increased by $376,000; and interest and other income would have been decreased by $338,000. Net income reported for that period would have been increased by $28,000. Net income per share for the six-month period ended June 30, 1994 of $0.68 would have stayed at $0.68 based on 16,657,029 weighted average number of shares outstanding.

     Mission Ridge Plaza and Laguna 99 Plaza were constructed in 1992 and lease-up took place during 1992 and 1993. Accordingly, the 1993 operating income is less than the annual operating income generated from the properties at the time of the property acquisitions and as of the date of this report.

     The pro forma information referred to above is based upon audited 1993 gross income and direct operating expenses. These numbers reflect occupancy levels in effect during 1993. The occupancy rate at June 30, 1994, for Mission Ridge Plaza was 100%. Northridge Plaza was 96% and Laguna 99 Plaza was 98%. These occupancy rates are higher than the rates during 1993.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        WESTERN INVESTMENT REAL ESTATE TRUST



                                             By:     /s/ Dennis D. Ryan
                                                -------------------------------
                                                       Dennis D. Ryan
                                                    Chief Financial Officer
     Date:     August 17, 1994
          -------------------------


                                       3
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                              MISSION RIDGE PLAZA,
                      NORTHRIDGE PLAZA AND LAGUNA 99 PLAZA

                       HISTORICAL SUMMARY OF GROSS INCOME
                         AND DIRECT OPERATING EXPENSES;

                          YEAR ENDED DECEMBER 31, 1993

CONTENTS


Independent Auditors' Report                                          5


Historical Summary of Gross Income
and Direct Operating Expenses                                         6


Notes to Historical Summary of Gross Income
and Direct Operating Expenses                                         6


                                        4
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                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Western Investment Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the Summary) of Mission Ridge Plaza, Northridge Plaza and Laguna 99 Plaza (the Properties) for the year ended December 31, 1993. The Summary is the responsibility of management. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current Report on Form 8-K of Western Investment Real Estate Trust) and excludes certain expenses, described in Note A, that would not be comparable to those resulting from the proposed future operations of the Property.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of expenses described in Note A, of Mission Ridge Plaza, Northridge Plaza, and Laguna 99 Plaza for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


                                                              KPMG Peat Marwick

July 22, 1994
San Francisco, California


                                       5
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                              MISSION RIDGE PLAZA,
                      NORTHRIDGE PLAZA AND LAGUNA 99 PLAZA

                       HISTORICAL SUMMARY OF GROSS INCOME
                          AND DIRECT OPERATING EXPENSES

                          YEAR ENDED DECEMBER 31, 1993


REVENUES:

   Rental income                                   $2,854,014
   Common area reimbursement                          477,753
   Other                                               41,373
                                                   ----------

                                                    3,373,140
                                                   ----------
OPERATING EXPENSES:

   Real property tax                                  380,036
   Repairs and maintenance                            175,420
   Utilities                                           71,058
   Insurance                                           58,318
   Other                                                6,573
                                                   ----------

                                                      691,405
                                                   ----------
OPERATING INCOME                                   $2,681,735
                                                   ----------
                                                   ----------

NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

A. PROPERTY AND BASIS OF ACCOUNTING

   The Historical Summary of Gross Income and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Mission Ridge Plaza, Northridge Plaza, and Laguna 99 Plaza, three shopping centers located in Manteca, Fair Oaks and Elk Grove, California, respectively, with approximately 283,550 combined square footage.

   In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the property.

   The acquisition of the property may result in a new valuation for purposes of determining future property tax assessments.

   Rental income is recognized on a straight line basis over the terms of the related leases. For 1993, rental income exceeded the aggregate contractual rentals by $93,548.


                                        6
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                              MISSION RIDGE PLAZA,
                      NORTHRIDGE PLAZA AND LAGUNA 99 PLAZA

                       ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS


                          YEAR ENDED DECEMBER 31, 1993

REVENUES:

   Rental income                                   $2,760,466
   Common area reimbursement                          477,753
   Other                                               41,373
                                                   ----------

                                                    3,279,592
                                                   ----------

OPERATING EXPENSES:

   Real property tax                                  380,036
   Repairs and maintenance                            175,420
   Utilities                                           71,058
   Insurance                                           58,318
   Other                                                6,573
                                                   ----------

                                                      691,405
                                                   ----------

CASH AVAILABLE FROM OPERATIONS                      2,588,187

DEPRECIATION EXPENSE                                  682,928
                                                   ----------

TAXABLE INCOME                                     $1,905,259
                                                   ----------
                                                   ----------

   NOTE: Pro forma cash available from operations for 1993 is shown above. Pro forma taxable operating results are derived by deducting depreciation; however, as a Real Estate Investment Trust (REIT), Western Investment Real Estate Trust is not subject to federal income tax if it qualifies under the Internal Revenue Code ("the Code") REIT provisions. That is, Western Investment Real Estate Trust is not subject to federal income tax if it distributes 95% of its taxable income and otherwise complies with the provisions of the Code. Western Investment Real Estate Trust intends to make distributions in order to maintain its REIT status. These dividends paid to the REIT shareholders are taxable to the shareholders upon distribution.

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